Taxation (Tables)	12 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
Disclosure of Taxation (Expense)/Credit
The taxation (expense)/credit for the year is as follows:

	SA Rand
Figures in million	2023	2022	2021
SA taxation
Mining tax (a)	(631)	(182)	(464)
– current year	(633)	(194)	(467)
– prior year	2	12	3
Non-mining tax (b)	(12)	(125)	(80)
– current year	(6)	(121)	(81)
– prior year	(6)	(4)	1
Deferred tax (c)	(1 080)	353	(714)
– current year	(1 080)	353	(714)

Total taxation (expense)/credit	(1 723)	46	(1 258)

(a)    Mining tax on gold mining taxable income in South Africa is determined according to a formula, based on the taxable income from mining operations. 5% of total revenue is exempt from taxation, while the remainder is taxable at a higher rate (up to a maximum of 33%) than non-mining income (27%) as a result of applying the gold mining formula. Mining and non-mining income of Australian and PNG entities are taxed at a standard rate of 30%.

All qualifying mining capital expenditure is deducted from taxable mining income to the extent that it does not result in an assessed loss. Accounting depreciation is eliminated when calculating the South African mining taxable income. Excess capital expenditure is carried forward as unredeemed capital to be claimed from future mining taxable income. The group has several tax paying entities in South Africa. In terms of the mining ring-fencing application, each ring-fenced mine is treated separately and deductions can normally only be utilised against mining income generated from the relevant ring-fenced mine.

The increased mining tax expense for the 2023 financial year is mainly attributable to taxes recognised by Golden Core Trade and Invest (Pty) Ltd (Golden Core) of R272 million (2022: Rnil) and Harmony Moab Khotsong Operations (Pty) Ltd (Moab) of R260 million (2022: R130 million). The higher gold prices and production led to increased taxable income for the two entities. The expense in Golden Core was offset by the utilisation of its remaining unredeemed capital expenditure balance of R845 million. The movement in foreign exchange translation from gains in the 2021 year to losses in 2022 and a decline in mining taxable income resulted in the decrease in the current tax expense during the 2022 year.

Due to the changes announced in the 2022 budget speech, the mining tax rate changed from 34% in 2022 and 2021 to 33% for the current year. Further, the annual limitation of assessed loss utilisation to 80% of taxable income came into effect.

(b)    Non-mining taxable income of mining companies and the taxable income for non-mining companies are taxed at the statutory corporate rate of 27% for the 2023 financial year.The expense for the 2022 and 2021 financial years relates to non-mining tax arising from derivative gains (realised and unrealised) recognised on the foreign currency derivatives as well as the realised gains on the commodity forward sale contracts. The decreased non-mining taxes for the 2023 financial year can be attributed to the significantly lower derivative gains from both commodity and foreign currency contracts compared to the 2022 financial year. Refer to note 19 for details on the group's derivative gains and losses recorded.

Due to the changes announced in the 2022 budget speech, the corporate tax rate applied to non-mining taxable income has been amended to 27% (2022: 28%) (2021: 28%) for the current year. Further, the annual limitation of assessed loss utilisation to 80% of taxable income came into effect.

(c)    The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when temporary differences will reverse based on tax rates and tax laws that have been enacted at the balance sheet date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year.

Following the completion of the annual life-of-mine plans, management revised the weighted average deferred tax rates for all the South African operations. The higher gold price assumptions used resulted in an increase in the estimated profitability and consequently higher rates than in the prior year for most subsidiaries. Refer to note 15 for assumptions used.
12    Taxation continued
(c)    Deferred tax continued

Changes to the deferred income tax rates were significant for the following entities:

	Percent (%)
	2023	2022	2021
Harmony	26.4	25.1	27.4
Freegold (Harmony) (Proprietary) Limited	11.4	7.0	12.1
Randfontein Estates Limited (Randfontein)	10.5	8.7	5.1
Kalahari Goldridge Mining Company Limited (Kalgold)	17.1	18.7	19.7
Harmony Moab Khotsong Operations (Proprietary) Limited (Moab)	16.7	14.7	17.6
Golden Core Trade and Invest (Proprietary) Limited (Mponeng)	17.7	12.8	11.3

These changes, together with changes in the temporary differences, had the following impacts:
•The change in rates, with the majority increasing year on year at the individual company level (other than hedge accounted derivatives), resulted in a increase in the deferred tax expense and liability to the amount of R588 million (2022: R386 million decrease) (2021: R55 million increase)
•Increase of temporary differences related to the carrying value of property, plant and equipment resulted in an increase of R377 million in the deferred tax expense (2022: R101 million decrease) (2021: R52 million decrease)
•Unwinding of temporary differences related to unredeemed capital expenditure balances resulted in an increase of R169 million in the deferred tax expense (2022: R86 million) (2021: R301 million).

Disclosure of deferred tax rates
Changes to the deferred income tax rates were significant for the following entities:

	Percent (%)
	2023	2022	2021
Harmony	26.4	25.1	27.4
Freegold (Harmony) (Proprietary) Limited	11.4	7.0	12.1
Randfontein Estates Limited (Randfontein)	10.5	8.7	5.1
Kalahari Goldridge Mining Company Limited (Kalgold)	17.1	18.7	19.7
Harmony Moab Khotsong Operations (Proprietary) Limited (Moab)	16.7	14.7	17.6
Golden Core Trade and Invest (Proprietary) Limited (Mponeng)	17.7	12.8	11.3

Disclosure of Major Items Causing the Income Tax Provision to Differ from the South African Mining Statutory Tax Rate
Major items causing the group's income tax provision to differ from the South African mining statutory tax rate of 33% (2022 and 2021: 34%) were:

	SA Rand
Figures in million	2023	2022	2021
Tax (expense)/credit on net profit/loss at the mining statutory tax rate	(2 180)	360	(2 170)
Non-allowable deductions and non-taxable items	(314)	(328)	(153)
Equity-settled share-based payments	(32)	(49)	(49)
Gain on bargain purchase	—	—	102
Acquisition- and integration-related costs	—	—	(75)
Impairment of goodwill	—	(114)	(64)
Exploration expenditure	(25)	(79)	(15)
Finance costs	(145)	(52)	(50)
Other	(112)	(34)	(2)
Movement in temporary differences related to property, plant and equipment[1]	(333)	(1 447)	378
Movements in temporary differences related to other assets and liabilities	80	(174)	(465)
Difference between effective mining tax rate and statutory mining rate on mining income	303	125	145
Difference between non-mining tax rate and statutory mining rate on non-mining income	1	26	17
Effect on temporary differences due to changes in effective tax rates[2]	(588)	386	(55)
Prior-year adjustment	—	10	(4)
Capital allowances[3]	1 059	973	860
Deferred tax asset not recognised[4]	249	115	189
Income and mining taxation (expense)/credit	(1 723)	46	(1 258)
Effective income and mining tax rate (%)	26	4	20
[1]    The change in 2023 is mainly as a result of an increase in the unredeemed capital expenditure balance of Avgold Limited (Avgold). This was partially offset by an increase in the net carrying value of property, plant and equipment of Moab and Chemwes (Pty) Ltd (Chemwes).
[2]    Refer to (c) above for detail of the deferred tax rate changes.
[3]    This relates to the additional capital allowance that may be deducted from taxable income from mining operations in South Africa. A significant portion relates to Avgold which has a 0% effective tax rate.
[4]    This relates to tax losses and deductible temporary differences for which future taxable profits are uncertain and are not considered probable.

Analysis of Deferred Tax Assets and Liabilities and Potential Future Tax Deductions
The analysis of deferred tax assets and liabilities is as follows:

	SA Rand
Figures in million	2023	2022
Deferred tax assets	(1 261)	(1 183)
Deferred tax asset to be recovered after more than 12 months	(983)	(1 091)
Deferred tax asset to be recovered within 12 months	(278)	(92)
Deferred tax liabilities	3 366	2 566
Deferred tax liability to be recovered after more than 12 months	2 971	2 192
Deferred tax liability to be recovered within 12 months	395	374

Net deferred tax liability	2 105	1 383

Deferred tax liabilities and assets on the balance sheet as of 30 June 2023 and 30 June 2022 relate to the following:

	SA Rand
Figures in million	2023	2022
Gross deferred tax liabilities	3 366	2 566
Amortisation and depreciation[1]	3 266	2 375
Derivative financial instruments	48	143
Other	52	48
Gross deferred tax assets	(1 261)	(1 183)
Unredeemed capital expenditure[2]	(3 761)	(3 863)
Provisions, including non-current provisions	(1 220)	(1 133)
Derivative financial instruments	(272)	—
Contingent consideration liability	(63)	(39)
Streaming contract liability	(43)	(86)
Other	(2)	(3)
Tax losses[3]	(1 925)	(1 524)
Deferred tax asset not recognised[4]	6 025	5 465

Net deferred tax liability	2 105	1 383
[1]    The increase in amortisation and depreciation year on year is as a result of the increase in the carrying amount of property plant and equipment, mainly relating to asset additions, refer to note 15.
[2]    Unredeemed capital expenditure mainly consists of Hidden Valley R3 512 million (2022: R3 521 million).
[3]    The majority of the amount relates to Hidden Valley's tax losses of R1 657 million (2022: R1 417 million).
[4]    The deferred tax asset not recognised relates to Harmony's PNG operations.

Movement in the net deferred tax liability recognised in the balance sheet is as follows:

	SA Rand
Figures in million	2023	2022
Balance at beginning of year	1 383	1 906
Expense/(credit) per income statement	1 080	(353)
Tax directly charged to other comprehensive income[1]	(358)	(170)
Balance at end of year	2 105	1 383
Deferred tax assets per balance sheet	(189)	(203)
Deferred tax liabilities per balance sheet	2 294	1 586
[1] Relates predominantly to hedge-accounted derivative financial instruments. Refer to note 19 and 25.

A deferred tax asset continues to be recognised for Harmony at 30 June 2023. The net deferred tax asset balance of Harmony company has increased to R189 million (2022: R179 million). At 30 June 2023, it is considered probable that sufficient future taxable profits will be available against which the remaining deductible temporary differences existing at the reporting date can be utilised.
12    Taxation continued
Deferred tax continued

	SA Rand
Figures in million	2023	2022
As at 30 June, the group had the following potential future tax deductions:
Unredeemed capital expenditure available for utilisation against future mining taxable income[1]	49 478	45 408
Tax losses carried forward utilisable against mining taxable income[2]	9 620	7 445
Capital gains tax (CGT) losses available to be utilised against future CGT gains[4]	570	583
As at 30 June, the group has not recognised the following deferred tax asset amounts relating to the above:	18 004	15 978
The unrecognised temporary differences are:
Unredeemed capital expenditure[3]	47 968	42 859
Tax losses[2]	8 848	6 471
CGT losses[4]	570	583
[1]     Includes Avgold R30 538 million (2022: R27 133 million), Randfontein R327 million (2022: R502 million), Mponeng R145 million (2022: R978 million), Chemwes R748 million (2022: R260 million) and Hidden Valley R17 430 million (2022: R15 725 million). These have an unlimited carry-forward period.
[2]    Relates mainly to Hidden Valley R6 053 million (2022: R4 718 million), Randfontein R543 million (2022: R708 million), and Avgold R2 772 million (2022: R1 761 million). These have an unlimited carry-forward period.
[3]    Relates to Avgold and Hidden Valley.
[4]    The CGT losses relate to the gross CGT losses available to be utilised against future CGT gains.